Exhibit 99.1
Momentive Specialty Chemicals Inc.
Pro Forma Financial Statement Information (Unaudited)

On January 31, 2011, Momentive Specialty Chemicals Inc. (the "Company") completed the sale (the "Transaction") of our Inks and Adhesive resins ("IAR") business pursuant to the terms of a Purchase and Sale Agreement (the "Purchase Agreement") with Harima Chemicals, Inc. (“Buyer”) dated November 30, 2010. The IAR business includes 11 manufacturing facilities in Europe, South America, the United States and the Asia-Pacific region. Employees at these facilities, the management team of IAR and other employees affiliated with IAR have been transferred to the Buyer in connection with the Transaction. Neither the Company nor any of its officers and directors, or associates of such persons, has any relationship with the Buyer.
The Company received cash consideration for the IAR business in the amount of $120 million. The Company will also receive cash flows related to cash and adjustments for working capital that transferred to the Buyer, net of indebtedness and pension plan liability transferred to the Buyer. A subsequent adjustment to the purchase price may be made based upon the final settlement as defined by the Purchase Agreement.
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 is based on the Company’s balance sheet as of September 30, 2010, after giving effect to the sale, including the proceeds related to the purchase price and working capital adjustments as if it had occurred as of September 30, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended December 31, 2009, 2008 and 2007 and interim period ended September 30, 2010 give effect to the sale of the IAR business as if it had occurred on January 1, 2007.
The unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ending December 31, 2009, 2008 and 2007 have been derived from the audited Consolidated Financial Statements of the Company included in its fiscal 2009 Annual Report on Form 10-K, as revised on Form 8-K filed on October 20, 2010. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 and unaudited Pro Forma Condensed Consolidated Statement of Operations for the interim period ended September 30, 2010 has been derived from the unaudited Condensed Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable.
The unaudited pro forma financial information has been provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company's financial position or results of operations actually would have been had the sale occurred as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the Company. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the financial statements of the Company included in its 2009 Annual Report on Form 10-K, as revised on Form 8-K filed on October 20, 2010, and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, that have been filed with the SEC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MOMENTIVE SPECIALTY CHEMICALS INC. (Unaudited)

	As of September 30, 2010
(In millions, except share data)	As Reported (1)	Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents (including restricted cash of $6)	$128	$118	(2)	$246
Short-term investments	7	—		7
Accounts receivable (net of allowance for doubtful accounts of $27)	663	(52)	(3)	611
Inventories:
Finished and in-process goods	379	(29)	(4)	350
Raw materials and supplies	147	(24)	(4)	123
Other current assets	95	(5)	(4)	90
Total current assets	1,419	8		1,427
Other assets, net	141	(3)	(4)	138
Property and equipment
Land	99	(18)	(4)	81
Buildings	324	(16)	(4)	308
Machinery and equipment	2,338	(50)	(4)	2,288
	2,761	(84)		2,677
Less accumulated depreciation	(1,414)	31	(4)	(1,383)
	1,347	(53)		1,294
Goodwill	168	—		168
Other intangible assets, net	143	(7)	(4)	136
Total assets	$3,218	$(55)		$3,163

Liabilities and Deficit
Current liabilities
Accounts and drafts payable	$542	$(33)	(4)	$509
Debt payable within one year	91	—		91
Affiliated debt payable within one year	4	—		4
Interest payable	55	—		55
Income taxes payable	31	(7)	(4)	24
Accrued payroll and incentive compensation	74	(4)	(4)	70
Other current liabilities	166	(3)	(4)	163
Total current liabilities	963	(47)		916

Long-term liabilities
Long-term debt	3,458	(4)	(4)	3,454
Affiliated long-term debt	100	—		100
Long-term pension and post employment benefit obligations	215	(1)	(4)	214
Deferred income taxes	121	(4)	(4)	117
Other long-term liabilities	122	—		122
Advance from affiliates	225	—		225
Total liabilities	5,204	(56)		5,148

Deficit
Common stock—$0.01 par value; 300,000,000 shares authorized, 170,605,906 issued and 82,556,847 outstanding at September 30, 2010 and December 31, 2009	1	—		1
Paid-in capital	403	—		403
Treasury stock, at cost—88,049,059 shares	(296)	—		(296)
Note receivable from parent	(24)	—		(24)
Accumulated other comprehensive income	94	(5)	(5)	89
Accumulated deficit	(2,168)	6	(5)	(2,162)
Total Momentive Specialty Chemicals Inc. shareholder’s deficit	(1,990)	1		(1,989)
Noncontrolling interest	4	—		4
Total deficit	(1,986)	1		(1,985)
Total liabilities and deficit	$3,218	$(55)		$3,163
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
MOMENTIVE SPECIALTY CHEMICALS INC. (Unaudited)

	Nine Months Ended September 30, 2010
(In millions)	As Reported (6)	Adjustments (7)	Pro Forma
Net sales	$3,852	$(252)	3,600
Cost of sales	3,252	(223)	3,029
Gross profit	600	(29)	571
Selling, general and administrative expense	281	(19)	262
Terminated merger and settlement income, net	(91)	—	(91)
Other operating expense, net	16	(1)	15
Operating income	394	(9)	385
Interest expense, net	205	—	205
Other non-operating expense, net	9	(1)	8
Income from continuing operations before income tax and earnings from unconsolidated entities	180	(8)	172
Income tax expense	25	(2)	23
Income from continuing operations before earnings from unconsolidated entities	155	(6)	149
Earnings from unconsolidated entities, net of taxes	6	—	6
Net income from continuing operations	$161	$(6)	$155
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
MOMENTIVE SPECIALTY CHEMICALS INC. (Unaudited)

	Year Ended December 31, 2009
(In millions)	As Reported (8)	Adjustments (7)	Pro Forma
Net sales	$4,030	$(279)	$3,751
Cost of sales	3,511	(251)	3,260
Gross profit	519	(28)	491
Selling, general and administrative expense	345	(25)	320
Terminated merger and settlement income, net	(62)	—	(62)
Asset impairments	50	(1)	49
Business realignment costs	56	(15)	41
Other operating expense, net	14	(4)	10
Operating income	116	17	133
Interest expense, net	223	—	223
Gain on extinguishment of debt	(224)	—	(224)
Income from continuing operations before income tax and earnings from unconsolidated entities	117	17	134
Income tax expense (benefit)	2	(10)	(8)
Income from continuing operations before earnings from unconsolidated entities	115	27	142
Earnings from unconsolidated entities, net of taxes	2	—	2
Net income from continuing operations	$117	$27	$144
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
MOMENTIVE SPECIALTY CHEMICALS INC. (Unaudited)

	Year Ended December 31, 2008
(In millions)	As Reported (8)	Adjustments (7)	Pro Forma
Net sales	$6,093	$(403)	$5,690
Cost of sales	5,467	(376)	5,091
Gross profit	626	(27)	599
Selling, general and administrative expense	393	(33)	360
Terminated merger and settlement expense, net	1,027	—	1,027
Integration and transaction costs	27	—	27
Asset impairments	21	(6)	15
Business realignment costs	41	(9)	32
Other operating expense, net	10	(1)	9
Operating loss	(893)	22	(871)
Interest expense, net	304	(1)	303
Other non-operating expense, net	7	(1)	6
Loss from continuing operations before income tax and earnings from unconsolidated entities	(1,204)	24	(1,180)
Income tax benefit	(17)	1	(16)
Loss from continuing operations before earnings from unconsolidated entities	(1,187)	23	(1,164)
Earnings from unconsolidated entities, net of taxes	2	—	2
Net loss from continuing operations	$(1,185)	$23	$(1,162)
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
MOMENTIVE SPECIALTY CHEMICALS INC. (Unaudited)

	Year Ended December 31, 2007
(In millions)	As Reported (8)	Adjustments (7)	Pro Forma
Net sales	$5,810	$(390)	$5,420
Cost of sales	5,019	(356)	4,663
Gross profit	791	(34)	757
Selling, general and administrative expense	390	(26)	364
Integration and transaction costs	39	(4)	35
Asset impairments	32	(11)	21
Business realignment costs	21	(4)	17
Other operating expense, net	7	—	7
Operating income	302	11	313
Interest expense, net	310	(1)	309
Other non-operating expense, net	15	—	15
Loss from continuing operations before income tax and earnings from unconsolidated entities	(23)	12	(11)
Income tax expense	44	2	46
Loss from continuing operations before earnings from unconsolidated entities	(67)	10	(57)
Earnings from unconsolidated entities, net of taxes	4	—	4
Net loss from continuing operations	$(63)	$10	$(53)
See Notes to Pro Forma Condensed Consolidated Financial Statements

Momentive Specialty Chemicals Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
(dollars in millions)

(1) Represents balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company's Form 10-Q for the quarterly period ended September 30, 2010.

(2) Represents cash proceeds from the Buyer including the purchase price of $120 and adjustments relating to cash and working capital that transferred to the Buyer as part of the Purchase Agreement, net of transferred indebtedness and pension plan liability. Adjustment amounts are calculated on a pro forma basis as if the sale of the IAR business occurred on September 30, 2010.

Purchase price	$120
Adjustments	(2)
Total adjustments to cash and cash equivalents	$118

(3) Represents an adjustment for the Company's VAT receivable and the accounts receivable balance that was included in the Condensed Consolidated Balance Sheet as of September 30, 2010 included in the Company's quarterly report of Form 10-Q for the quarter ended September 30, 2010. As part of the Transaction the Value-Added Tax ("VAT") receivable recorded on the Company's Condensed Consolidated Balance Sheet as of September 30, 2010 will be transferred to the Purchaser, with the Purchaser agreeing to remit cash received to the Company upon collection. As such, an adjustment for the expected remittance of the VAT receivable has been made.

Accounts receivable as of September 30, 2010	$(63)
VAT receivable	11
Total adjustments to accounts receivable	$(52)

(4) Represents the carrying value of assets and liabilities transferred to the Buyer that were included in the Condensed Consolidated Balance Sheet as of September 30, 2010 included in the Company's quarterly report of Form 10-Q for the quarter ended September 30, 2010.

(5) Represents the estimated gain on the sale of the IAR business had the transaction occurred on September 30, 2010, net of the write-off of cumulative translation adjustments of $5 and net of applicable income taxes.

(6) Represents results of operations as reported on the unaudited Condensed Consolidated Statements of Operations included in the Company's Form 10-Q for the quarterly period ended September 30, 2010.

(7) Represents results of the IAR business.

(8) Represents results of operations as reported on the audited Consolidated Statements of Operations included in the Company's 2009 Annual Report on Form 10-K, as revised on Form 8-K filed on October 20, 2010.